SUB
 ITEM 77C


MFS Investment Grade Municipal Trust held a special meeting of shareholders on June 22, 2007.
Shareholders represented in person or by proxy voted as follows:

Proposal 1:       To vote on a proposed new investment advisory agreement
 for the Fund between the Fund
and MFS.

--------------------------- -------------------- ----------------- -------
---------- --------------------
                            For                  Against           Abstain
         Non Votes

--------------------------- -------------------- ----------------- -------
---------- --------------------
--------------------------- -------------------- ----------------- ------
----------- --------------------
Shares                           5,660,449.3720      130,690.7110
181,549.370       2,012,975.0000
--------------------------- -------------------- ----------------- -----
----------- --------------------
--------------------------- -------------------- ----------------- -------
---------- --------------------
     % of Shares Voted                    70.88              1.64
  2.27                25.21
--------------------------- -------------------- ----------------- ------
----------- --------------------
--------------------------- -------------------- ----------------- -----
------------ --------------------
     % of Outstanding                     49.17              1.14
      1.58                17.49
--------------------------- -------------------- ----------------- ----
------------- --------------------

Proposal 3A:      To elect trustees to the Board of Trustees of the Fund
to replace all of the current
trustees of the Fund, contingent upon shareholder approval of (1) above by the holders of common shares
and preferred shares voting together.

------------------------------------- ------------------- ----------------
------
Trustee                               For                 Withheld/Abstain

------------------------------------- ------------------- ----------------
------
------------------------------------- ------------------- ---------------
-------
Robert E. Butler
    00
------------------------------------- ------------------- ------------
----------
------------------------------------- ------------------- ------------
----------
     % of Shares Voted                             97.22
     2.78
------------------------------------- ------------------- -----------
-----------
------------------------------------- ------------------- -----------
-----------
     % of Outstanding Shares                       67.45
      1.93
------------------------------------- ------------------- ----------
------------
------------------------------------- ------------------- ----------
------------
CityplaceLawrence H. Cohn
          0
------------------------------------- ------------------- ----------
------------
------------------------------------- ------------------- -------------
--------
     % of Shares Voted                             97.19
  2.81
------------------------------------- ------------------- ---------------
-------
------------------------------------- ------------------- --------------
--------
     % of Outstanding Shares                       67.43
   1.95
------------------------------------- ------------------- --------------
--------
------------------------------------- ------------------- --------------
--------
David H. Gunning
    00
------------------------------------- ------------------- --------------
--------
------------------------------------- ------------------- -------------
---------
     % of Shares Voted                             97.22
  2.78
------------------------------------- ------------------- -------------
---------
------------------------------------- ------------------- -------------
---------
     % of Outstanding Shares                       67.45
    1.93
------------------------------------- ------------------- -------------
---------
------------------------------------- ------------------- -------------
---------
William R. Gutow
      00
------------------------------------- ------------------- ------------
----------
------------------------------------- ------------------- -----------
-----------
     % of Shares Voted                             97.21
     2.79
------------------------------------- ------------------- ------------
----------
------------------------------------- ------------------- ------------
----------
     % of Outstanding Shares                       67.44
     1.94
------------------------------------- ------------------- -------------
---------
------------------------------------- ------------------- -------------
---------
Michael Hegarty
       00
------------------------------------- ------------------- ------------
----------
------------------------------------- ------------------- ------------
----------
     % of Shares Voted                             97.19
     2.81
------------------------------------- ------------------- -----------
-----------
------------------------------------- ------------------- -----------
-----------
     % of Outstanding Shares                       67.43
      1.95
------------------------------------- ------------------- -----------
-----------
------------------------------------- ------------------- ----------
-----------
Robert J. Manning
      0
------------------------------------- ------------------- -------------
---------
------------------------------------- ------------------- -------------
---------
     % of Shares Voted                             97.16
    2.84
------------------------------------- ------------------- -------------
---------
------------------------------------- ------------------- -------------
---------
     % of Outstanding Shares                       67.41
    1.97
------------------------------------- ------------------- ------------
----------
------------------------------------- ------------------- -------------
---------
CityplaceLawrence T. Perera
       0
------------------------------------- ------------------- ------------
----------
------------------------------------- ------------------- ------------
----------
     % of Shares Voted                             97.18
     2.82
------------------------------------- ------------------- -----------
-----------
------------------------------------- ------------------- -----------
-----------
     % of Outstanding Shares                       67.42
      1.96
------------------------------------- ------------------- -----------
-----------
------------------------------------- ------------------- -----------
-----------
Robert C. Pozen
      0
------------------------------------- ------------------- -----------
--
---------
------------------------------------- ------------------- -----------
-----------
     % of Shares Voted                             97.21
      2.79
------------------------------------- ------------------- ----------
------------
------------------------------------- ------------------- ---------
-------------
     % of Outstanding Shares                       67.44
       1.94
------------------------------------- ------------------- ---------
-------------
------------------------------------- ------------------- ---------
-------------
J. Dale Sherratt
          00
------------------------------------- ------------------- --------
-------------
------------------------------------- ------------------- --------
--------------
     % of Shares Voted                             97.19
         2.81
------------------------------------- ------------------- --------
--------------
------------------------------------- ------------------- --------
--------------
     % of Outstanding Shares                       67.43
         1.95
------------------------------------- ------------------- ---------
-------------
------------------------------------- ------------------- ---------
-------------
Robert W. Uek
           0
------------------------------------- ------------------- ---------
-------------
------------------------------------- ------------------- ---------
-------------
     % of Shares Voted                             97.24
         2.76
------------------------------------- ------------------- --------
--------------
------------------------------------- ------------------- -----------
-----------
     % of Outstanding Shares                       67.46
       1.92
------------------------------------- ------------------- -----------
-----------

Proposal 3B:      To elect trustees to the Board of Trustees of the
Fund to replace all of the current
trustees of the Fund, contingent upon shareholder approval of (1) above by the holders of preferred shares voting separately.

-------------------------- --------- --------------------- -----------
----------
Trustee                    For       Withheld/Abstain      % of Outstanding
                                                           Shares Voted

-------------------------- --------- --------------------- ------------
---------
-------------------------- --------- --------------------- ------------
---------
PersonNameJ. Atwood Ives      1,944                     4
  40.58
-------------------------- --------- --------------------- -----------
----------
-------------------------- --------- --------------------- -----------
----------
Laurie J. Thomsen             1,944                     4
    40.58
-------------------------- --------- --------------------- -----------
----------

Proposal 4A:      To elect trustees to the Board of Trustees of the Fund
 so that those current trustees
whose terms will expire this year will continue to hold office until the trustees elected pursuant to
(3) above, take office or until the end of those current trustees stated terms, whichever is earlier by the holders of common shares and preferred shares voting together.

------------------------------------- ------------------ --------------------
Trustee                               For                Withheld/Abstain
------------------------------------- ------------------ --------------------
------------------------------------- ------------------ --------------------
William E. Mayer
------------------------------------- ------------------ --------------------
------------------------------------- ------------------ --------------------
     % of Shares Voted                            95.63                 4.37
------------------------------------- ------------------ --------------------
------------------------------------- ------------------ --------------------
     % of Outstanding Shares                      66.35                 3.03
------------------------------------- ------------------ --------------------
------------------------------------- ------------------ --------------------
John J. Neuhauser
------------------------------------- ------------------ --------------------
------------------------------------- ------------------ --------------------
     % of Shares Voted                            97.28                 2.72
------------------------------------- ------------------ --------------------
------------------------------------- ------------------ --------------------
     % of Outstanding Shares                      67.50                 1.88
------------------------------------- ------------------ --------------------
------------------------------------- ------------------ --------------------
Thomas C. Theobald
------------------------------------- ------------------ --------------------
------------------------------------- ------------------ --------------------
     % of Shares Voted                            97.29                 2.71
------------------------------------- ------------------ --------------------
------------------------------------- ------------------ --------------------
     % of Outstanding Shares                      67.50                 1.88
------------------------------------- ------------------ --------------------



Proposal 4B:      To elect trustees to the Board of Trustees of the
 Fund so that those current trustees
whose terms will expire this year will continue to hold office until the trustees elected pursuant to
(3) above, take office or until the end of those current trustees stated terms, whichever is earlier by the holders of preferred shares voting separately.

-------------------------- --------- ----------- -----------------
Trustee                    For       Abstain     % of
                                                 Outstanding
                                                 Shares Voted
-------------------------- --------- ----------- -----------------
-------------------------- --------- ----------- -----------------
Douglas A. Hacker          1,944     4                      40.58
-------------------------- --------- ----------- -----------------
-------------------------- --------- ----------- -----------------
Thomas E. Stitzel          1,944     4                      40.58
-------------------------- --------- ----------- -----------------